SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
15.	SUBSEQUENT EVENTS

On January 11, 2014, the Chief Executive Office, directors and officers, employees of the Company exercised their stock options to purchased 68,000 shares of the Company’s common stock for $98,600. The transaction was completed on September 29, 2014, when the proceeds were received.

On August 20, 2014, the Company granted 100,000 common shares to Mr. Ping Chen (the “Common Share Grant”) and options to purchase 131,000 common shares (the “Option Grant”). The Common Share Grant shall be immediately vested upon grant. The Option Grant shall vest over a period of five years, with options to purchase 26,200 common shares vesting each year, commencing on August 20, 2015. The exercise price of the Option Grant shall be $5.31 per share, and such options may be exercised on a cash or cashless basis.